SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 23, 2001
             -------------------------------------------------------



                                  XOLOGIC, INC.
 ----------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



         Nevada                      000-05223              11-1771806
         ------                      ---------              ----------
(State or other jurisdic-          (Commission            (IRS Employer
 tion of incorporation)             File Number)        Identification No.)



  11777 San Vicente Blvd., Suite 505, Los Angeles, California          90049
  ---------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:         (310) 979-8055
                                                     ------------------------

                             Yellowave Corporation
                             ---------------------
                  (Former name, if changed since last report)



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Item 5. Other Events.

         Effective January 23, 2001 Yellowave Corporation changed its name to Xologic, Inc. The Company's common stock will trade under the symbol "XOLO".



Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

    Exhibit No.                Description
    -----------                -----------
      99.1                Amendment to the Articles of Incorporation



                           Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     XOLOGIC, INC.
January 26, 2001


                                          By:       /s/ Laura Ballegeer
                                                  ------------------------
                                                  Laura Ballegeer
                                                  CEO and President













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                                  EXHIBIT INDEX


          EXHIBIT
           NUMBER                EXHIBIT TITLE
           ------                -------------

            99.1         Amendment to the Articles of Incorporation





































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